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                                                                 EXHIBIT 99.4



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                              :       Chapter 11
                                    :
JACOM COMPUTER SERVICES, INC.,      :
UNICAPITAL CORPORATION, et al.,     :       Case No. 00-42719 (CB)
                                    :
                            Debtors :       Jointly Administered
                                    :
                                    :


                          SCHEDULE OF CASH RECEIPTS AND
                          DISBURSEMENTS FOR THE PERIOD
                       OF MARCH 1, 2001 TO MARCH 31, 2001


         Attached is the Debtors' consolidated schedule of cash receipts and disbursements for the period of March 1, 2001 to March 31, 2001.

Dated:  New York, New York
        April 22, 2001



                                                GREENBERG TRAURIG LLP


                                                By: /s/ Richard Miller
                                                    ------------------
                                                    Richard S. Miller (RM-2428)
                                                    David Neier (DN-5391)
                                                    Attorneys for Debtors and
                                                    Debtors-in-Possession
                                                    200 Park Avenue
                                                    New York, NY  10166
                                                    (212) 801-9200



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                             UNICAPITAL CORPORATION
                    LEAD CASE, JACOM COMPUTER SERVICES, INC.
                            CASE NUMBER 00-42719 (CB)
                    REPORT OF CASH RECEIPTS AND DISBURSEMENTS
                               MARCH 1 TO 31, 2001


Beginning Cash Balance                                          #REF

Inflows:
Lease Stream Inflows                                       3,064,530
PFSC Servicing Fee                                         (122,210)
Big Ticket Lease Payments                                    977,216
Big Ticket Asset Sales                                     2,389,993
Other                                                        840,030
                                                             -------

TOTAL                                                      7,149,559

Outflows:
Personnel Costs                                            1,532,305
Professional Fees                                          1,247,690
Operating Costs:
Travel, Lodging, & Meals                                      49,640
Occupancy                                                    530,907
Other                                                        175,161
                                                             -------

TOTAL                                                      3,535,703

Cash Sweep to Bank of America                              3,614,703
DIP Advances                                                      --

TOTAL                                                      7,150,179
                                                           ---------

Ending Cash Balance                                             #REF


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